Offerings - Offering: 1	Sep. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 869,511.57
Fee Rate	0.01381%
Amount of Registration Fee	$ 120.08
Offering Note
(1) On September 18, 2026, the Registrant offered to purchase up to the number of shares of its common stock that it can repurchase with the cash retained during the quarter ended June 30, 2026, as a result of issuing shares through its distribution reinvestment plan to shareholders who elected to receive their distributions in the form of additional shares of common stock rather than in cash, at a price equal to the net asset value as of October 31, 2026. In addition, we further limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter. The transaction valuation is estimated solely for purposes of calculating the filing fee and represents the total cost to Registrant of purchasing the estimated maximum number of shares pursuant to the offer utilizing the net asset value per share of Class A and Class I shares of $3.88 as of July 31, 2026.
(2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.